                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of  Oppenheimer  Integrity  Fund (the  "Fund"),  to
sign on my behalf any and all Registration  Statements  (including any  post-effective amendments  to  Registration  Statements)  under  the  Securities  Act  of  1933,  the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other  documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in  connection  therewith,  with the U.S.
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all  that  said  attorneys-in-fact  and  agents,  and  each of  them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ William L. Armstrong
------------------------
William L. Armstrong

Witness:  /s/ Kathleen Ives
          -----------------
        Kathleen Ives
        Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of  Oppenheimer  Integrity  Fund (the  "Fund"),  to
sign on my behalf any and all Registration  Statements  (including any  post-effective amendments  to  Registration  Statements)  under  the  Securities  Act  of  1933,  the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other  documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in  connection  therewith,  with the U.S.
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all  that  said  attorneys-in-fact  and  agents,  and  each of  them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Robert G. Avis
------------------
Robert G. Avis

Witness:  /s/ Kathleen Ives
          -----------------
        Kathleen Ives
         Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of  Oppenheimer  Integrity  Fund (the  "Fund"),  to
sign on my behalf any and all Registration  Statements  (including any  post-effective amendments  to  Registration  Statements)  under  the  Securities  Act  of  1933,  the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other  documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in  connection  therewith,  with the U.S.
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all  that  said  attorneys-in-fact  and  agents,  and  each of  them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ George C. Bowen
-------------------
George C. Bowen

Witness:  /s/ Kathleen Ives
          -----------------
        Kathleen Ives
         Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of  Oppenheimer  Integrity  Fund (the  "Fund"),  to
sign on my behalf any and all Registration  Statements  (including any  post-effective amendments  to  Registration  Statements)  under  the  Securities  Act  of  1933,  the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other  documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in  connection  therewith,  with the U.S.
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all  that  said  attorneys-in-fact  and  agents,  and  each of  them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Edward L. Cameron
---------------------
Edward L. Cameron

Witness:  /s/ Kathleen Ives
          -----------------
        Kathleen Ives
        Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of  Oppenheimer  Integrity  Fund (the  "Fund"),  to
sign on my behalf any and all Registration  Statements  (including any  post-effective amendments  to  Registration  Statements)  under  the  Securities  Act  of  1933,  the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other  documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in  connection  therewith,  with the U.S.
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all  that  said  attorneys-in-fact  and  agents,  and  each of  them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Jon S. Fossel
-----------------
Jon S. Fossel

Witness:  /s/ Kathleen Ives
          -----------------
        Kathleen Ives
        Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of  Oppenheimer  Integrity  Fund (the  "Fund"),  to
sign on my behalf any and all Registration  Statements  (including any  post-effective amendments  to  Registration  Statements)  under  the  Securities  Act  of  1933,  the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other  documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in  connection  therewith,  with the U.S.
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all  that  said  attorneys-in-fact  and  agents,  and  each of  them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Sam Freedman
----------------
Sam Freedman

Witness:  /s/ Kathleen Ives
          -----------------
        Kathleen Ives
        Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of  Oppenheimer  Integrity  Fund (the  "Fund"),  to
sign on my behalf any and all Registration  Statements  (including any  post-effective amendments  to  Registration  Statements)  under  the  Securities  Act  of  1933,  the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other  documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in  connection  therewith,  with the U.S.
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all  that  said  attorneys-in-fact  and  agents,  and  each of  them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Beverly Hamilton
--------------------
Beverly Hamilton

Witness:  /s/ Kathleen Ives
          -----------------
        Kathleen Ives
        Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of  Oppenheimer  Integrity  Fund (the  "Fund"),  to
sign on my behalf any and all Registration  Statements  (including any  post-effective amendments  to  Registration  Statements)  under  the  Securities  Act  of  1933,  the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other  documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in  connection  therewith,  with the U.S.
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all  that  said  attorneys-in-fact  and  agents,  and  each of  them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Robert J. Malone
--------------------
Robert J. Malone

Witness:  /s/ Kathleen Ives
          -----------------
        Kathleen Ives
        Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of  Oppenheimer  Integrity  Fund (the  "Fund"),  to
sign on my behalf any and all Registration  Statements  (including any  post-effective amendments  to  Registration  Statements)  under  the  Securities  Act  of  1933,  the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other  documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in  connection  therewith,  with the U.S.
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all  that  said  attorneys-in-fact  and  agents,  and  each of  them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ F. William Marshall
-----------------------
F. William Marshall

Witness:  /s/ Kathleen Ives
          -----------------
        Kathleen Ives
        Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity  as a Trustee,  President  and  Principal  Executive  Officer of
Oppenheimer   Integrity  Fund  (the  "Fund"),  to  sign  on  my  behalf  any  and  all
Registration  Statements  (including  any  post-effective  amendments to  Registration
Statements)  under the Securities Act of 1933, the Investment  Company Act of 1940 and
any amendments and  supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange Commission, granting  unto said  attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform each and every act and thing  requisite  and  necessary to be done in and  about the  premises,  as fully as to all  intents  and  purposes  as I might  or  could  do  in  person,  hereby  ratifying  and  confirming  all  that  said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ John V. Murphy
------------------
John V. Murphy

Witness:  /s/ Kathleen Ives
          -----------------
        Kathleen Ives
        Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Treasurer and Principal  Financial and  Accounting  Officer
of  Oppenheimer  Integrity  Fund  (the  "Fund"),  to  sign  on my  behalf  any and all
Registration  Statements  (including  any  post-effective  amendments to  Registration
Statements)  under the Securities Act of 1933, the Investment  Company Act of 1940 and
any amendments and  supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange Commission, granting  unto said  attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform each and every act and thing  requisite  and  necessary to be done in and  about the  premises,  as fully as to all  intents  and  purposes  as I might  or  could  do  in  person,  hereby  ratifying  and  confirming  all  that  said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Brian W. Wixted
-------------------
Brian W. Wixted

Witness:  /s/ Kathleen Ives
          -----------------
        Kathleen Ives
        Assistant Secretary